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                                 Exhibit 10.21

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED,
      ---
ASSIGNED, OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                            URANIUM RESOURCES, INC.
                                   URI, INC.

                               Convertible Note

$135,000.00                                                        July 17, 2000

     Uranium Resources, Inc., a Delaware corporation, and URI, Inc., a Delaware corporation (collectively, the "Company"), for value received, hereby promise to pay to the NTC Liquidating Trust, with an address at c/o PricewaterhouseCoopers, LLP, 1670 Broadway Street, Suite 1000, Denver, Colorado 80202, or its assigns (the "Holder"), the principal amount of One Hundred Thirty Five Thousand and no/100 Dollars ($135,000.00) together with accrued and unpaid interest thereon on July 17, 2005 (the "Maturity Date"). The unpaid principal balance of this Note shall bear interest at the rate of 6% per annum (calculated on the basis of a 365-day year).

     In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.

     This Note is issued pursuant to the Settlement Agreement Regarding Uranium Resources, Inc. and URI, Inc., dated July 26, 1999, as amended, by and between Uranium Resources Inc., URI, Inc., the Benton Liquidating Trust, the NTC Liquidating Trust, the EFL Liquidating Trust, the EFEX Liquidating Trust and the CSI Liquidating Trust (the "Settlement Agreement"). Capitalized terms used in this Note which are not defined herein have the meaning assigned to them in the Settlement Agreement.

     Section 1.     Definitions.
                    -----------

     As used in this Note, the following terms, unless the context otherwise requires, have the following meaning:

     "Business Day" means any day which is not a Saturday or Sunday and is not a
      ------------
day on which banking institutions are generally authorized or obligated to close in Delaware or in the City of New York, New York.

     "Capital Stock" means with respect to any person any and all shares,
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interests, participations or other equivalents (however designated) of corporate stock, including each class of common stock and preferred stock of such person.

     "Common Stock" means the common stock of Uranium Resources, Inc.
      ------------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "Issuance Date" means July 17, 2000.

     Section 2.     Payments; Exchange.
                    ------------------

     2.1  Principal and Interest. Principal of, and accrued and unpaid interest
          ----------------------
on, this Note shall be due and payable in full on the Maturity Date. Interest on this Note shall accrue from the date hereof until the

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Maturity Date, at which such time all principal and accrued and unpaid interest shall be due and payable. All payments on this Note shall be applied first to accrued interest hereon and then to the payment of principal hereof. If the Maturity Date or any other date on which payments become due hereunder would fall on a day that is not a Business Day, the payment due on such date will be made on the next succeeding Business Day.

     2.2  Optional Prepayment. The Company may prepay this Note at any time or
          -------------------
from time to time, on or after the date hereof, in whole or in part. Notwithstanding the foregoing, the Company shall not be permitted to prepay any portion of the outstanding principal amount hereunder after the Holder shall have given notice of its election to convert the Note.

     2.3  Method of Payment. Payments of principal and interest on this Note
          -----------------
shall be made at the Company's option, by check or wire transfer, in U.S. dollars. In the case of a payment by check, such check shall be sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company. In the case of a wire transfer, the Company shall give not less than five days written notice of its intent to pay by wire transfer to the Holder and shall send such wire transfer to the Holder's accounts pursuant to wire transfer instructions provided by the Holder.

     2.4  Waiver of Demand, etc. The obligations to make the payments provided
          ---------------------
for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment, or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act, or omission with respect to the collection of any amount called for hereunder.

     Section 3.     Events of Default.
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     The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):
             ----------------

          (a)  The Company shall fail to pay the Note in full on the Maturity
Date.

          (b) The entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action.

     Section 4.     Remedies Upon Default.
                    ---------------------

     4.1  Acceleration. Upon the occurrence of an Event of Default, the
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principal amount then outstanding of, and the accrued interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company.

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     4.2  Institution of Actions. The Holder may institute such actions or
          ----------------------
proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection including, without limitation, attorney's fees and expenses.

     Section 5.     Transfer. The Holder acknowledges that Holder has been
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advised by the Company that neither this Note nor any shares to be issued upon conversion have not been registered under the Act, that the Note is being or has been issued on the basis of the statutory exemption provided by Section 4(2) of the Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering. The Holder acknowledges that he has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of securities. In particular, the Holder agrees that no sale, assignment or transfer of the Note nor of any shares to be issued upon conversion shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of the Note (or of any shares issued upon conversion) is registered under the Act, it being understood that neither the Note nor any shares to be issued upon conversion are currently registered for sale and that the Company has no obligation or intention to so register the Note or any shares to be issued upon conversion, or (ii) the Note (or any shares issued upon conversion) is sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Act, it being understood that Rule 144 is not available at the time of the original issuance of this Note for the sale of the Note (or of any shares issued upon conversion) and that there can be no assurance that Rule 144 sales will be available at any subsequent time, or (iii) such sale, assignment, or transfer is otherwise exempt from registration under the Act. The Holder of this Note (or of any shares issued upon conversion) and each transferee hereof further agrees that if any sale, assignment or transfer of this Note (or of any shares issued upon conversion) is proposed to be made by them otherwise than by delivery of a prospectus meeting the requirements of Section 10 of the Act, such action shall be taken only after submission to the Company of an opinion of counsel, which counsel and opinion are reasonably satisfactory to the Company, to the effect that the proposed distribution will not be in violation of the Act or of applicable state law.

     Section 6.     Miscellaneous.
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     6.1  Notices. Any notice or other communication required or permitted to be
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given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 12750 Merit Drive, Suite 1020, Dallas, Texas 75251,
(ii) if to the Holder, at its address set forth on the first page hereof, or
(iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 6.1. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 6.1 shall be deemed given at the time of receipt thereof.

     6.2  Replacement Note. Upon receipt of evidence satisfactory to the Company
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of the loss, theft, destruction or mutilation of this Note (and upon surrender of this Note if mutilated), and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder a new Note of like date, tenor and denomination.

     6.3  No Waiver, etc. No course of dealing and no delay or omission on the
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part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers or remedies. No right, power or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

     6.4  Modification and Amendment. No modification or amendment of this Note
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shall be effective unless in a writing signed by the Holder and the Company.

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     6.5  Choice of Law. This Note has been negotiated and consummated in the
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State of Colorado and shall be governed by and construed in accordance with the laws of the State of Colorado, without giving effect to conflict of laws.

     6.6  Consent of Jurisdiction. The Company irrevocably consents to the
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jurisdiction of the courts of the State of Colorado and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with or simultaneously with this Note, or a breach of this Note or any such document or instrument. In any such action or proceeding, the Company waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 6.1.

     Section 7.     Conversion.
                    ----------

     7.1  Conversion Procedure.
          --------------------

               (a) The Holder may at any time give the Company written notice of its election to convert the entire outstanding balance of this Note (including all principal and accrued and unpaid interest) into Common Stock (the "Conversion Shares") at a conversion price of seventy-five cents ($.75) per share (the "Conversion Price"). To be effective, such notice shall be delivered by the Holder to the Company in accordance with Section 6.1 hereof, no later than 60 days prior to the stated date of conversion. The Conversion Price and number of shares shall be subject to adjustment as provided in this Section 7. The number of Conversion Shares into which this Note may be converted shall be equal to the outstanding balance of this Note (including all principal and accrued and unpaid interest) (the "Conversion Amount") divided by the Conversion
                                   -----------------
Price in effect on the date of such conversion.

               (b)  Issuance of Conversion Shares. Upon any conversion, the
                    -----------------------------
Company shall be required to issue the Conversion Shares to which the Holder is entitled. Upon a conversion, the Holder must (1) surrender the Note to the Company, (2) furnish appropriate endorsements and transfer documents if required by the Company, and (3) pay any transfer or similar tax if required.

     7.2  Reservation of Common Stock. The Company shall at all times reserve
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and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Note, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon conversion of Note, upon receipt by the Company of the Notes surrendered for conversion, shall be validly issued, fully paid, nonassessable, and free of preemptive rights.

     7.3  Adjustment for Change in Capital Stock. In case the Company shall at
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any time after the Issuance Date (i) pay a dividend or make a distribution on its outstanding Capital Stock payable in shares of its Common Stock, (ii) subdivide the outstanding Common Stock into a greater number of shares, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its Capital Stock by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Conversion Price, and the number of Conversion Shares issuable upon conversion of this Note, in effect immediately prior to such action shall be adjusted so that the Holder may receive the number of shares of Common Stock of the Company which such Holder would have owned immediately following such action if such Holder had converted the Note immediately prior to such action. The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

     7.4  Adjustment for Other Distributions. In case the Company shall
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distribute to all holders of Common Stock (including any such distribution made to the shareholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness, cash or assets (other than distributions and dividends payable in shares of Common Stock), or

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rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for shares of Common Stock, then, in each case, the Conversion Price shall be adjusted by multiplying the Conversion Price in effect immediately prior to the record date for the determination of shareholders entitled to receive such distribution by a fraction, the numerator of which shall be the Conversion Price on such record date, less the fair market value of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, options, or warrants or convertible or exchangeable securities, or the amount of such cash, applicable to one share, and the denominator of which shall be such Conversion Price. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the record date for the determination of shareholders entitled to receive such distribution.

     7.5  Adjustment on a Record Date. In any case in which this Section 7 shall
          ---------------------------
require that an adjustment in the Conversion Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder converted this Note after such record date, the shares of Common Stock, if any, issuable upon such conversion over and above the shares of Common Stock, if any, issuable upon such conversion on the basis of the Conversion Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a
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due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

     7.6  Notice of Adjustment. Whenever there shall be an adjustment as
          --------------------
provided in this Section, the Company shall promptly cause written notice thereof to the Holder, which notice shall be accompanied by an officer's certificate setting forth the number of Conversion Shares purchasable upon the conversion of this Note and the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

     7.7  Consolidation; Merger. In case of any consolidation with or merger of
          ---------------------
the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety, the Company shall not less than 30 days prior to the closing date for such merger, consolidation or other transaction notify the Holder in writing of such transaction and of the date set for the closing thereof. Holder may at any time prior to the closing date specified in such notice elect to convert the Note into Common Stock of the Company as provided in Section 7.1(a). If Holder does not give notice of its election to convert the Note prior to the closing date, Holder's right to convert the Note into Common Stock shall no longer be of any force or effect, but the Company and any successor of the Company, whether by merger, consolidation or otherwise shall remain obligated to repay the Note according to its terms.

     7.8  Notice of Certain Transactions. In case at any time the Company shall
          ------------------------------
propose:

               (a) to pay any dividend or make any distribution on shares of its Capital Stock in shares of Common Stock or make any other distribution to all holders of Common Stock; or

               (b) to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

               (c) to effect any reclassification or change of outstanding shares of Common Stock, or any consolidation, merger, sale, lease, or conveyance of property, described in Section 7.7; or

               (d) to effect any liquidation, dissolution, or winding-up of the Company; or

               (e) to take any other action which would cause an adjustment to the Conversion Price;

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then, and in any one or more of such cases, the Company shall give written notice thereof to the Holder at least 30 days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up, or (iii) the date of such action which would require an adjustment to the Conversion Price.

     7.9  Taxes. The issuance of any shares or other securities upon the
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exercise of this Note, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     IN WITNESS WHEREOF, the Company has caused this Note to be executed and dated the day and year first above written.

URANIUM RESOURCES, INC.


By: /s/ Paul K. Willmott
    -----------------------

URI, INC.


By: /s/ Paul K. Willmott
    -----------------------

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